EXHIBIT 16

                                           M.A. Cabrera & Company, P.A.
                                           2 South University Drive, Suite 330
                                           Plantation, Florida 33324-3307


July 23, 1998


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

      We have read and agree with the comments in Item 4 of Form 8-K of AIM Group, Inc. dated July 23, 1998.


M.A. Cabrera & Company, P.A.


Plantation, FL
July 23, 1998